                                                                EXHIBIT 99.10


                          AMENDED AND RESTATED AGREEMENT

         This Amended and Restated Agreement (the "Agreement") is made effective as of August 19, 1996 by and among INTERNATIONAL REALTY GROUP, INC. ("IRG"), a Delaware corporation, 111 Northwest 183 Street, Suite 518, Miami, Florida 33169, DSC, S.A. DE C.V. ("DSC"), a Mexico corporation,
Constituyentes No. 647, Col. 16 de Septiembre, Mexico, D.F. 11810, and HEMISPHERE DEVELOPMENTS LIMITED ("Hemisphere"), an Isle of Man corporation, Atlantic House, 4-8 Circular Road, Douglas, Isle of Man.

                                    RECITALS:

         A. IRG has entered into a share exchange transaction with DSC, pursuant to the terms of those certain agreements, dated October 6, 1995 (the "Agreement"), February 7, 1996 (the "First Amendment") and July 31, 1996 (the "Second Amendment"). Collectively, the Agreement, First Amendment and Second Amendment are referred to herein as the "DSC Agreements."

         B. IRG has also entered into a share exchange transaction with Hemisphere, pursuant to the terms of those certain agreements, dated February 9, 1996 (the "Hemisphere Agreement"), and July 31, 1996 ("Hemisphere Amendment"). Collectively, the Hemisphere Agreement and the Hemisphere Amendment are referred to herein as the "Hemisphere Agreements."

         C. IRG, DSC and Hemisphere desire to amend and restate the DSC Agreements and the Hemisphere Agreements in order to conform the terms of such agreements to the accounting treatment of the share exchange transaction in accordance with generally accepted accounting principles, and to make certain amendments to such agreement, all in accordance with the terms and conditions of this Agreement.

         D. IRG, DSC and Hemisphere desire that this Agreement shall constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between or among the parties hereto with respect to the subject matter hereof, including, without limitation, the DSC Agreements and the Hemisphere Agreements.

         E. IRG, DSC and Hemisphere hereby acknowledge that they are aware of the contents and legal effects of all the agreements, contracts, arrangements, either written or verbal, including the Limited Partnership Agreements (literally, "asociaciones en participation"), referred to herein as well as of any other document creating, amending or terminating in any manner any rights or obligations of the parties hereto.

         NOW THEREFORE, in consideration of the covenants and agreements hereinafter set forth, IRG, DSC and Hemisphere agree as follows:

1. Recitals. The recitals set forth above are true and correct and are made a part hereof.

2. Basic Transaction. IRG has consummated a share exchange transaction with each of DSC and Hemisphere effective August 19, 1996 (the "Closing Date" or the "Closing") pursuant to the terms and conditions of this Agreement. Such transaction is intended to effect a reverse merger of IRG with DSC as the acquiring party and shall be accounted for as a pooling of interest at historical cost, according to U.S. Generally Accepted Accounting Principles.

3. DSC Share Exchange. On the Closing Date, IRG shall have purchased from DSC and DSC shall have sold to IRG the following assets (the "DSC Assets"): (i) DSC's 100 percent interest in Centro de Promociones Guerrero S.A. de C.V. ("Centro"); (ii) DSC's 75 percent interest in Clusters Inmobiliaria de Ixtapa, S.A. de C.V. ("Clusters Ixtapa"); (iii) a promissory note ("Clusters Note") in the principal amount of $5,628,426 of Clusters Ixtapa; (iv) DSC's 30 percent interest in Nueva Tierra, S.A. de C.V. ("Nueva Tierra"). The table attached hereto as Exhibit "A" summarizes the DSC Assets acquired, the interests and historical cost basis of each. In addition, DSC shall make advances to IRG in the aggregate amount of $300,000, which amounts shall be treated as a capital contribution to IRG.

         In exchange for the DSC Assets, IRG shall have issued to DSC, as of the Closing Date, a Convertible Promissory Note (the "DSC Note") in the principal amount of $4,858,828 and convertible into 52,875,030 shares of IRG's common stock, par value $.001 per share (the "Common Stock"); and (ii) 485,930 shares of Common Stock. The form of the DSC Note is attached hereto as Exhibit "B" to this Agreement.

4. Hemisphere Transaction. On the Closing Date, IRG shall have purchased from Hemisphere and Hemisphere shall have sold to IRG its 100% interest in Newland Corporation (the "Hemisphere Asset"), which, in turn, holds a 70 percent interest in Nueva Tierra. The table attached hereto as Exhibit "A" summarizes the Nueva Tierra partnerships -- Villa Del Carbon, Hacienda Del Franco, and Bahia de Cortes -- acquired, the interests and historical cost basis of each. As of the Closing Date, Nueva Tierra's interest in the partnerships is as follows:

                  Bahia de Cortes                      77.89%
                  Hacienda del Franco                  81.13%
                  Villas Del Carbon                    79.08%

         In exchange for the Hemisphere Asset, IRG shall have issued to Hemisphere, as of the Closing Date: (i) a Convertible Promissory Note (the "Hemisphere Note") in the principal amount of $4,848,558 and convertible into 52,763,270 shares of Common Stock; and (ii) 514,070 shares of Common Stock. The form of the Hemisphere Note is attached hereto as Exhibit "C" to this Agreement.

5. Representations and Warranties of IRG. IRG hereby represents and warrants to each of DSC and Hemisphere:

         a. IRG is authorized to issue 10,000,000 shares of Common Stock, of which 8,954,187 shares have been issued and are outstanding as of the Closing Date. IRG's majority shareholders agree to use their best efforts to cause an increase in the number of authorized shares to 450,000,000. IRG owns all of the issued and outstanding shares of stock of all of its subsidiaries: International Realty Group (Holdings), Inc., a Florida corporation; The Appraisal Group, Inc., a Florida corporation; Appraisal Group International, Inc., a Florida corporation; IRG Financial Services, Inc., a Florida corporation; U.S. Property Investment and Auction, Inc., a Florida corporation; Caye Bokel, Ltd., a Belize corporation, and Stragix International, Inc., a Florida corporation which in turn owns 75% of Appraisal Group International Rt., a Hungary Corporation;

         b. IRG and its subsidiaries own no real properties except the Caye Bokel property and two vacant lots in LaGrange, Texas, and all leases of real or other property are valid, enforceable in accordance with their terms, and not in default.

         c. IRG and its subsidiaries have properly filed or caused to be filed all United States federal, state, local, and foreign income and other tax returns, reports and declarations that are required by applicable law to be filed by them, and have paid, or made full and adequate provisions for the payment of, all federal, state, local, and foreign income and other taxes properly due for the periods covered by such returns, reports, and declarations, except such taxes, if any, as are adequately reserved against in IRG's most recent audited financial statements. Based upon due inquiry by IRG, IRG to the best of its knowledge and belief states that Appraisal Group International Rt. is in compliance with this paragraph.

         d. There is no litigation pending or threatened, nor have any summons, notices or warning been received from any governmental agency, department with respect to any material fine, or material violation of any law or ordinance, or other type of enforcement proceeding, including but not limited to environmental matters, with respect to IRG or its subsidiaries which involve a potential monetary recovery in excess of $25,000 in United States dollars.

         e. IRG has or will have on the date of Closing good and unencumbered title to the shares of IRG stock necessary to complete this transaction as provided above, free and clean of all mortgages, liens and encumbrances of any nature, and has or will have on the Closing Date the power and authority to transfer said shares to Hemisphere and DSC free and clear of liens and encumbrances on the Closing Date.

         f. Except as specifically referenced in this Agreement, none of IRG or its subsidiaries have or will enter into any transaction, incur any obligation or conduct business affairs except in the normal course of business between September 30, 1995 and the Closing Date.

         g. All of the financial statements of IRG provided to either DSC or Hemisphere and filings with the Securities and Exchange Commission shall be true and accurate in all material respects for the periods indicated, and shall not omit any material fact or circumstance necessary or required to prevent the information from being misleading. Since the date of the most recent IRG audited financial statement, IRG and its subsidiaries have no liabilities, fixed or contingent which are not fully provided for in the IRG Audited Financial Statements, except for trade payables incurred in the ordinary course of business. IRG shall have provided Hemisphere and DSC a list of liabilities of IRG and its subsidiaries as of the Closing Date which shall be certified by IRG as true and correct, and incorporated herein by reference.

         h. IRG and its subsidiaries have, and in the past have had no labor agreements, and no employee benefit plans sponsored, maintained or contributed to by IRG or its subsidiaries for the benefit of employees, officers or directors.

         i. To the best of IRG's knowledge and belief, IRG and its subsidiaries are in good standing with the SEC, NASD, and each state and country where they conduct business and have received no notification or inquiry giving reasonable cause to believe otherwise, and IRG will provide at closing good standing certificates or their equivalent from each such country, including Belize and Hungary, and each such state in the United States. As a part of IRG's due diligence response provided to Hemisphere and DSC, IRG will continue to provide Hemisphere and DSC with copies of all filings made by IRG with the SEC or NASD, and copies of all letters, notices or other documents sent by IRG to or received by IRG from the SEC or the NASD up to and including the date of the Closing.

6. Representations and Warranties of Hemisphere. Hemisphere hereby represents and warrants to IRG:

         a. On the date of Closing, Hemisphere has or will cause good and unencumbered title to the Hemisphere Assets to be sold and transferred to IRG.

         b. There is no litigation pending or threatened, nor have any summons, notices or warning or warning been received from any governmental agency, or department with respect to any material fine, or material violation of any law or ordinance,or other type of enforcement proceeding, including but not limited to environmental matters, with respect to Newland, Nueva Tierra or the properties which involves in the aggregate a potential monetary recovery in excess of $500,000 in United States dollars for all such litigation, claims or fines. Based upon due inquiry by Hemisphere, Hemisphere to the best of its knowledge and belief states that Newland, Nueva Tierra and the properties are in compliance with this paragraph.

         c. The financial statement of Newland provided to IRG shall be true and accurate in all material respects for the periods indicated for the statement, and shall not omit any material fact or circumstance necessary or required to prevent the financial information from being misleading. Since the date of the most recent Newland financial statement and except as specifically referenced in this Agreement, Newland shall have conducted its business only in the ordinary and usual course.

7. Representations and Warranties of DSC. DSC hereby represents and warrants to IRG:

         a. On the date of Closing, DSC has or will cause good and unencumbered title to the DSC Assets to be sold and transferred to IRG.

         b. There is no litigation pending or threatened, nor have any summons, notices or warning or warning been received from any governmental agency, or department with respect to any material fine, or material violation of any law or ordinance,or other type of enforcement proceeding, including but not limited to environmental matters, with respect to the DSC Assets which involves in the aggregate a potential monetary recovery in excess of $500,000 in United States dollars for all such litigation, claims or fines. Based upon due inquiry by DSC, DSC to the best of its knowledge and belief states that all of the DSC Assets are in compliance with this paragraph.

         c. All of the financial statement provided by DSC to IRG are true and accurate in all material respects for the periods indicated for the statement, and shall not omit any material fact or circumstance necessary or required to prevent the financial information from being misleading. Since the date of the latest period covered by such financial statements and except as specifically referenced in this Agreement, DSC shall have conducted its business only in the ordinary and usual course.

8.       Deliveries at Closing.

         a. Prior to, or at Closing, DSC and Hemisphere shall each have received from IRG the following:
            i. Appropriate corporate resolutions authorizing the transfer of stocks;
            ii. A copy of the original request to American Stock Transfer for the issuance of the IRG stock certificates to DSC and Hemisphere;
            iii. Documentation evidencing the authority of the signatories;
            iv. Documentation evidencing the validity of the Charter and By-Laws of IRG; and
            v. Documentation evidencing the validity of the transfer of IRG's stock to DSC and Hemisphere.

         b. Prior to, or at Closing, IRG shall have received from DSC certified English translation of the following:
            i. Updated third party appraisals of the DSC Assets listed on Exhibit A;
            ii. Appropriate documentation evidencing the authority of all signatories;
            iii. Documentation evidencing the partnerships' and companies'
                 ownership interests in the properties listed on
            iv. Exhibit A; 1 Appropriate corporate resolutions authorizing the transfer of stock; 1 Original stock certificates duly endorsed to IRG;
            vi. An Opinion Letter from DSC's Mexican counsel opining as to (i) the validity of the corporate status of each of the DSC companies being acquired, (ii) the authority of the signatories, (iii) the validity of the Charter and By-Laws of the companies (attaching same as exhibits), (iv) the ownership interest of the companies in the properties, (v) the validity of the transfer of stock of those companies to IRG, (vi) IRG's ownership interest in the companies and (vii) the fact that the properties are not subject to any liens, loans or encumbrances, except as provided for in their financial statements; and
            vii. A statement from DSC's Mexican accountants verifying that no adverse, material changes in DSC's financial condition have occurred from the date of DSC's most recent financial statements to the date of the Closing.

         c. Prior to, or at Closing, IRG shall have received from Hemisphere a certified English translation of the following:
            i. Updated third party appraisals of the Hemisphere Assets listed on Exhibit A;
            ii. Documentation evidencing the validity of the existence of the limited partnerships listed on Exhibit A (including the Limited Partnership Agreements);
            iii. Documentation evidencing the validity of the existence of
                 Nueva Tierra and Newland (including Charter and By-Laws of both companies);
            iv. Documentation evidencing the companies' ownership interest in the partnerships listed on Exhibit A;
            v. Appropriate corporate resolutions evidencing the authority of all signatories;
            vi. Documentation evidencing the ownership interest of the partnerships in the subject properties;

           vii.   Original stock certificates duly endorsed to IRG;
           viii. An Opinion Letter from Hemisphere's Mexican counsel opining as to (i) the validity of the Limited Partnerships and Corporations, (ii) the validity of the equity interest held by the Corporations in the Limited Partnerships, (iii) the authority of the signatories, (iv) the validity of the Charter and By-Laws of the companies (attaching same as exhibits), (v) the ownership interest in the subject properties, (vi) the validity of the transfer of stock of those companies to IRG, (vii) IRG's ownership interest in the companies and (vii) the fact that the properties are not subject to any liens, loans or encumbrances, except as provided for in their financial statements; and
           xi. A statement from Nueva Tierra's Mexican accountants verifying that no adverse, material changes in Nueva Tierra's financial condition have occurred from the date of Nueva Tierra's most recent financial statements to the date of the Closing.

9. Issuance of Shares and Registration Rights. The IRG stock issued to DSC and Hemisphere pursuant to this transaction may be issued to DSC and Hemisphere in reliance on Regulation "S" of the Securities Act of 1933 (the "Securities Act"). DSC and Hemisphere on the Closing Date shall execute a subscription agreement which among other things shall acknowledge that it has acquired the IRG shares for investment purposes only, and such shares shall be subject to the restriction on transfer set forth in Rule 144 of the Securities Act and will not be tradable in the market without registration unless subject to an exemption from registration. IRG hereby grants to DSC and Hemisphere piggyback and demand registration rights to the shares acquired hereunder for a period of three years following the Closing Date.

10. Change in the Board of Directors and Officers of IRG on the Closing Date. On the Closing Date, John Day, Geoffrey Bell and Jack Birnholz shall have resigned from the IRG Board of Directors, and the remaining Directors Richard Bradbury and Alton Hollis shall have elected Bernardo Dominguez C. to the Board of Directors of IRG. Shirley Birnholz shall have resigned as Secretary of IRG on the Closing Date and shall be replaced with Pablo Macedo. Simultaneous or prior to the Closing Date, Richard Bradbury shall have entered into a one-year employment contract satisfactory to Mr. Bradbury and DSC. Mr. Bradbury will receive the same salary, without bonus or stock awards, as reflected for the year 1994 in IRG's 10K Report for the year ending December 31, 1994. After the authorization of the increase of capital, as called for herein, IRG shall immediately call for a special meeting of the shareholders to increase the number of Directors from three to five and to elect five new Directors retaining one director designated by IRG at the time of Closing, one director designated by Hemisphere, and three directors designated by DSC.

11. Information Statement. After Closing, IRG will amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock from its current level of 10,000,000 shares to 450,000,000 shares. Jack Birnholz and Richard Bradbury, who jointly control more than a majority of the issued and outstanding Common Stock, will execute a written Stockholder Consent approving such amendment to the Certificate of Incorporation. In accordance with regulations of the SEC, IRG must file an Information Statement with the SEC. Among other things, this Information Statement describes the amendment to the Certificate of Incorporation to be approved by the written consent of two stockholders as well as the transaction contemplated in this Agreement, including a description of the properties to be acquired by IRG. Immediately after Closing, IRG shall diligently prepare the Information Statement for review by the SEC. After the staff of the SEC has completed its review of the Information Statement, IRG will mail a copy of the Information Statement, including all exhibits, to each stockholder. Twenty-one days after the Information Statement is presented to its shareholders, and as soon as practical thereafter, IRG shall amend its Certificate of Incorporation increasing the authorized shares and the DSC and Hemisphere Notes referenced in this Agreement will be converted to Common Stock of IRG as provided for therein.

12. Governing Law. This Agreement shall be governed by the laws of the State of Delaware, U.S.A. and the parties hereby submit to the jurisdiction thereof.

13. Notices. Any notices sent to DSC relating to this Agreement shall be sent by facsimile and overnight delivery addressed as follows:

         Bernardo Dominguez C.                   Pablo Macedo
         DSC S.A. de C.V.                        DSC S.A. de C.V.
         Constituyentes No. 647,                 Constituyentes No. 647,
         Col. 16 de Septiembre                   Col. 16 de Septiembre
         Mexico, D.F. 11810                      Mexico, D.F. 11810
         Telephone:  011 52 5 277-9046           Telephone:   011 52 5 277-9046
         Facsimile:  011 52 5 277-9012           Facsimile:   011 52 5 277-9012

         Any notices sent to Hemisphere relating to this Agreement shall be sent by facsimile and overnight delivery addressed as follows:

         Ms. Monique Roggero-Ciana, Director
         Hemisphere Developments Limited
         Atlantic House, 4-8 Circular Road, Douglas, Isle of Man
         Telephone:  011 41 22 300 1700
         Facsimile:  011 41 22 300 1711

         Any notices sent to IRG relating to this Agreement shall be sent by facsimile and overnight delivery addressed as follows:

         Mr. Richard M. Bradbury
         International Realty Group, Inc.
         111 N.W. 183 St., Suite 518, Miami, Florida 33169 U.S.A.
         Telephone:  (305) 944-8811
         Facsimile:  (305) 651-3394

         Any notice sent to either DSC, Hemisphere or IRG relating to this Agreement shall be sent by facsimile and overnight delivery addressed as follows:

         Mr. Lee C. Schmachtenbrg, Esq.       Information copies sent to:
         Schmachtenberg & Associates
         1533 Sunset Drive, Suite 201         Mr. Jack Birnholz
         Miami, Florida 33143                 2221 N.E. 202 Street
         Telephone: (305) 666-4676            North Miami Beach, FL 33180
         Facsimile: (305) 666-4780

14. Confidentiality. Each party shall keep information disclosed to it by the other party relating to its business and financial affairs strictly confidential, except where disclosure is required by law or the information is public knowledge. Each party shall ensure that its obligation of confidence is observed by its employees and professional advisors and/or representatives.

15. Headings. The headings in this Agreement are for reference purposes only and are not intended to have any meaning or substantive effect.

16. Entire Agreement. This Agreement, including all of the Exhibits attached hereto which are incorporated herein by this reference, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior agreements and undertakings, both written and oral, between or among the parties hereto with respect to the subject matter hereof and thereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


DSC, S.A. de C.V.                                Hemisphere Developments Limited

By:  /s/ Bernardo Dominguez C.                   By:  /s/ Monique Roggero-Ciana
     -----------------------------------------        --------------------------
          Bernardo Dominguez C.                           Monique Roggero-Ciana



INTERNATIONAL REALTY GROUP, INC.

By:  /s/ Richard M. Bradbury                     By:  /s/ Jack Birnholz
     -----------------------------------------        --------------------------
     Richard M. Bradbury, President,                      Jack Birnholz
     Chief Financial Officer, and Shareholder             Shareholder



                                                 By:  /s/ Richard M. Bradbury
                                                      --------------------------
                                                          Richard M. Bradbury
                                                          Shareholder

                                    EXHIBIT A

INTERNATIONAL REALTY GROUP, INC.
AS OF 6/30/96
ACQUISITION OF DSC / HEMISPHERE ASSETS


         ASSETS                    DSC                 DSC              CLUSTERS              CENTRO             HACIENDA
                                 CAPITAL              NOTE
------------------------------------------------------------------------------------------------------------------------------
  Real estate held for development                                       9,054,885             403,591            547,186

  Cash                            132,525                                   17,756
  Due from DSC                    104,975                                1,912,189             247,277
  VAT Receivable                                                            32,646                 109
  Other Assets                                                                 237
  Cancellation of
  Notes to Bank                                     5,628,426           (5,628,426)           (659,508)          (483,618)
  Accounts Payable                                                         (69,571)            (59,290)
  Accrued Interest                                                                                                (66,984)
  Accrued liabilities                                                     (119,653)             (7,767)

                        ------------------------------------------------------------------------------------------------------
Net Assets                        300,000           5,628,426            5,200,063             (75,588)            (3,416)
                        ======================================================================================================

Paid-in Capital                   300,000           5,628,426            6,788,276             776,744             29,174
Retained earnings                                                       (2,888,229)           (852,332)           (31,945)
                        ------------------------------------------------------------------------------------------------------
                                  300,000           5,628,426            3,900,047             (75,588)            (2,771)
Minority interest                                                        1,300,016                                   (645)

                        ------------------------------------------------------------------------------------------------------
Net Assets                        300,000           5,628,426            5,200,063             (75,588)            (3,416)
                        ======================================================================================================

Minority share %                     0.00%               0.00%               25.00%               0.00%             18.87%
                        ======================================================================================================
Common Shares:          net equity transfer value $9,799,278   or   $0.0919 per share.

DSC                            53,360,960  issued at closing     485,930      $44,653
Hemisphere Note:               53,277,340  issued at closing     514,070      $47,239
                              -----------                      ---------      -------
                              106,638,300                      1,000,000      $91,892



         ASSETS                                   VILLA           BAHIA            TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
  Real estate held for development                43,104         19,358         10,068,124

  Cash                                                                             150,281
  Due from DSC                                                                   2,264,441
  VAT Receivable                                                                    32,755
  Other Assets                                                                         237
  Cancellation of
  Notes to Bank                                                                 (1,143,126)
  Accounts Payable                                                                (128,861)
  Accrued Interest                                                                 (66,984)
  Accrued liabilities                                                             (127,420)

                        -------------------------------------------------------------------
Net Assets                                        43,104         19,358         11,111,947
                        ===================================================================

Paid-in Capital                                   34,087         15,078         13,571,784
Retained earnings                                                               (3,772,506)
                        -------------------------------------------------------------------
                                                  34,087         15,078          9,799,278
Minority interest                                  9,017          4,280          1,312,869

                        -------------------------------------------------------------------
Net Assets                                        43,104         19,358         11,111,947
                        ===================================================================

Minority share %                                   20.92%         22.11%
                        ===================================================================
Common Shares:
DSC                         Note: $4,858,828              convertible to  52,875,030 shares
Hemisphere Note:            Note: $4,848,558              convertible to  52,763,270 shares
                                  ----------                             -----------
                                  $9,707,386                             105,638,300




                                       9